UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2020
Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)
Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive	McLean	Virginia	22102-3110
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 903-2000
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 6, 2020, Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) issued a press release announcing that it had elected Allan P. Merrill and Paul T. Schumacher to its Board of Directors (the “Board”), effective September 1, 2020. Messrs. Merrill and Schumacher both bring deep experience in and understanding of the homebuilding industry as well as considerable executive leadership and financial experience to the Board. Mr. Merrill will serve on the Audit and Nominating and Governance Committees, and Mr. Schumacher will serve on the Audit and Compensation and Human Capital Committees.
A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Mr. Merrill, 54, is the Chairman, President and Chief Executive Officer of Beazer Homes USA, Inc., a diversified national homebuilder. Mr. Merrill was previously the Executive Vice President and Chief Financial Officer of Beazer Homes from 2007 to 2011. Before that, Mr. Merrill held various leadership positions at Move, Inc. from 2000 to 2007 and in the investment bank at UBS AG and its predecessors from 1987 to 2000.
Mr. Schumacher, 53, has served as the Founder, President, and Chief Executive Officer of Schumacher Homes, Inc. since he started the company in 1992. Under his leadership, Schumacher Homes has grown into one of the largest custom homebuilders in the country.
Messrs. Merrill and Schumacher will receive compensation as non-executive directors of Freddie Mac as described in Freddie Mac’s Annual Report on Form 10-K filed on February 13, 2020 (the “2019 Annual Report”).
Freddie Mac will enter into indemnification agreements with Messrs. Merrill and Schumacher, effective as of September 1, 2020. A copy of the form of indemnification agreement is filed as Exhibit 10.1 to Freddie Mac’s Current Report on Form 8-K filed on November 27, 2017 and is incorporated herein by reference. For a description of this indemnification agreement, see the 2019 Annual Report.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The exhibits listed in the Exhibit Index below are being filed as part of this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit

10.1
Form of Indemnification Agreement between the Federal Home Loan Mortgage Corporation and Outside Directors (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on November 27, 2017) †

99.1	Press Release, dated July 6, 2020, issued by Freddie Mac
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
† This exhibit is a management contract or compensatory plan, contract, or arrangement.

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Freddie Mac Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/	David M. Brickman
David M. Brickman
Chief Executive Officer
Date: July 6, 2020

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Freddie Mac Form 8-K